Exhibit 10.32

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

MEMORANDUM OF UNDERSTANDING

This Memorandum of Understanding (“Memorandum”) is entered into this 14th day of February, 2006, between Alien Technology Corporation, a Delaware corporation, with its principal place of business at 18220 Butterfield Blvd., Morgan Hill, California 95037 (“Customer”) and Solectron Corporation, a Delaware corporation, with its principal place of business at 847 Gibraltar Drive, Milpitas, California (“Solectron”), on behalf of itself and its subsidiaries and affiliates.

Customer desires to have Solectron perform certain new product manufacturing services as indicated in the Quotations issued by Solectron and accepted by Customer (“Quotations”). Such Quotations shall reference this Memorandum. Customer authorizes Solectron by way of this Memorandum, to purchase to a Customer provided forecast or Purchase Order, material using standard purchasing practices including, but not limited to, acquisition of material recognizing Economic Order Quantities, Supplier imposed minimum/multiple order quantities, ABC buy policy, and long component lead time management.

The customer will purchase material from Solectron which was purchased by Solectron on its behalf within 30 days after that material is determined to be excess. Excess Material is material on hand or noncancelable/nonrescheduleable which exceeds 90 days of customer forecasted requirements.

Customer acknowledges financial liability for material purchased by Solectron but this liability will not exceed the raw cost of the material (plus a reasonable handling charge and supply chain cost) necessary to manufacture Customer’s product(s) pursuant to Customer’s firm purchase order and the forecast submitted to Solectron, and in all events subject to the following:

•	Reschedule restrictions

Days before delivery	Max Qty	Max Period
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]

Reschedule restrictions need to be aligned with Long Lead Time items.

•	Cancellation charges/restrictions

[***]	Shipments with 30 days
[***]	All parts identified as NCNR
[***]	Restocking and supplier cancellation fees (% will be negotiated with the supplier case by case and won’t be limited to the amount)

Solectron and Alien Confidential

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

Customer acknowledges financial responsibility for all labor and pre-approved non-recurring expenses (NRE) expended in manufacturing customer’s products.

No line item may be rescheduled more than once.

All shipments will be made FCA: Solectron facility/point of shipment (Incoterms 2000). Payment terms are net 30 days subject to continuing credit approval.

Customer shall issue its purchase order consistent with the Quotation to Solectron Corporation within thirty (30) days of the date this Memorandum is signed. In the event that the hard copy of the purchase order is delayed, this Memorandum shall serve as sufficient evidence of the contractual relationship between Customer and Solectron such that Solectron shall submit and Customer shall honor invoices submitted for payment pursuant to this Agreement.

The terms of this Memorandum shall take precedence over any pre-printed terms and conditions on Customer’s purchase orders. Customer agrees to actively negotiate a Manufacturing Services Agreement with Solectron and agrees that such Manufacturing Services Agreement will supersede the terms and conditions contained in this Memorandum. The parties further agree that a Manufacturing Services Agreement shall be in force and effect before any volume production commences.

Agreed to:

Dated: Feb. 17, 2006		Dated: Feb. 23, 2006

ALIEN TECHNOLOGY CORPORATION		SOLECTRON CORPORATION

By:	/S/ JOHN PAYNE	By:	/S/ DARRYL PAYTON
	(Signature)		(Signature)

Title:	COO	Title:	Director, Contracts and Compliance

Solectron and Alien Confidential

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

	Alien Technology Corporation	Purchase Order
	18220 Butterfield Blvd.	PURCHASE ORDER NO.	REVISION	PAGE
	Morgan Hill, CA 95037 Tel: 408.782.3900 Fax: 408.782.3904	20467	1	1
THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES, PACKING LISTS, CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.

SHIP TO:
18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037 United States

VENDOR:	SOLECTRON
	637 GIBARTAR DRIVE, BLDG 5 MILPITAS, CA 95035 United States	BILL TO: 18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037
United States

This Purchase Order is subject to Alien Technology Corporation Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) which are incorporated herein by this reference.

CUSTOMER ACCOUNT NO.	VENDOR NO.	DATE OF ORDER/BUYER	REVISED DATE / BUYER
	2711	10-FEB-06 M GALLAGHER	14-FEB-06 M GALLAGHER

PAYMENT TERMS		SHIP VIA	F.O.B.
NET 30		OTHER SEE BELOW

FREIGHT TERMS		REQUESTOR / DELIVER TO	CONFIRM TO / TELEPHONE
SEE NOTES		SOULE, PETER	DAVID BARRE (408) 391-6093

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UNIT	UNIT PRICE	EXTENSION	TAX

Notes:

1. This order shall be contingent upon Alien Technology’s final acceptance and approval of [***] piece first articles due on or before April 1, 2006.

2. Final pricing to be negotiated and mutually agreed to by [***].

3. Order to be built based on Alien Technology Specification 0500188-001 Rev B.

4. Reschedule restrictions

Days before delivery	Max Qty	Max Period
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]

5. Cancellation charges/ restrictions

[***]	Scheduled shipments within 30 days
[***]	All parts identified as NCNR
[***]	Restocking and supplier cancellation fees not to exceed [***]

6. All invoices sent to Alien Technology’s Accounts Payable Dept must reference the correct PO number and must be sent to the Bill to address at the top of this Purchase Order.

7. FOB: FCA, Solectron Facility – Guadalajara.

8. Freight: Vendor to deliver to Alien Technology’s 18220 Butterfield Blvd address, or as otherwise directed by Alien.

	Total	Continued

AUTHORIZED SIGNATURE
6805Q EVERGREEN DATA SYSTEMS INC CA205445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

	Alien Technology Corporation	Purchase Order
	18220 Butterfield Blvd.	PURCHASE ORDER NO.	REVISION	PAGE
	Morgan Hill, CA 95037 Tel: 408.782.3900 Fax: 408.782.3904	20467	1	2
THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES, PACKING LISTS, CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.

SHIP TO:
18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037 United States

VENDOR:	SOLECTRON
	637 GIBARTAR DRIVE, BLDG 5 MILPITAS, CA 95035 United States	BILL TO: 18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037
United States

This Purchase Order is subject to Alien Technology Corporation Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) which are incorporated herein by this reference.

CUSTOMER ACCOUNT NO.	VENDOR NO.	DATE OF ORDER/BUYER	REVISED DATE / BUYER
	2711	10-FEB-06 M GALLAGHER	14-FEB-06 M GALLAGHER

PAYMENT TERMS		SHIP VIA	F.O.B.
NET 30		OTHER SEE BELOW

FREIGHT TERMS		REQUESTOR / DELIVER TO	CONFIRM TO / TELEPHONE
SEE NOTES		SOULE, PETER	DAVID BARRE (408) 391-6093

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UNIT	UNIT PRICE	EXTENSION	TAX
1	0500188-001 B		[***]	EACH	[***]	[***]
ASSY, READER X
	• SHIP TO:	01-APR-06	[***]	EACH			N
Address at top of page

	• SHIP TO:	08-MAY-06	[***]	EACH			N
Address at top of page

	• SHIP TO:	15-MAY-06	[***]	EACH			N
Address at top of page

	• SHIP TO:	22-MAY-06	[***]	EACH			N
Address at top of page

	Total	Continued

AUTHORIZED SIGNATURE
6805Q EVERGREEN DATA SYSTEMS INC CA205445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

	Alien Technology Corporation	Purchase Order
	18220 Butterfield Blvd.	PURCHASE ORDER NO.	REVISION	PAGE
	Morgan Hill, CA 95037 Tel: 408.782.3900 Fax: 408.782.3904	20467	0	3
THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES, PACKING LISTS, CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.

SHIP TO:
18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037 United States

VENDOR:	SOLECTRON
	637 GIBARTAR DRIVE, BLDG 5 MILPITAS, CA 95035 United States	BILL TO: 18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037
United States

This Purchase Order is subject to Alien Technology Corporation Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) which are incorporated herein by this reference.

CUSTOMER ACCOUNT NO.	VENDOR NO.	DATE OF ORDER/BUYER	REVISED DATE / BUYER
	2711	10-FEB-06 M GALLAGHER

PAYMENT TERMS		SHIP VIA	F.O.B.
NET 30		OTHER SEE BELOW

FREIGHT TERMS		REQUESTOR / DELIVER TO	CONFIRM TO / TELEPHONE
SEE NOTES		SOULE, PETER	DAVID BARRE (408) 391-6093

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UNIT	UNIT PRICE	EXTENSION	TAX
	• SHIP TO:	29-MAY-06	[***]	EACH			N
Address at top of page

	• SHIP TO:	30-JUN-06	[***]	EACH			N
Address at top of page

	• SHIP TO:	31-JUL-06	[***]	EACH			N
Address at top of page

	• SHIP TO:	31-AUG-06	[***]	EACH			N
Address at top of page

	• SHIP TO:	30-SEP-06	[***]	EACH			N
Address at top of page

	Total	Continued

AUTHORIZED SIGNATURE
6805Q EVERGREEN DATA SYSTEMS INC CA205445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

CONFIDENTIAL TREATMENT REQUESTED BY ALIEN TECHNOLOGY CORP.

	Alien Technology Corporation	Purchase Order
	18220 Butterfield Blvd.	PURCHASE ORDER NO.	REVISION	PAGE
	Morgan Hill, CA 95037 Tel: 408.782.3900 Fax: 408.782.3904	20467	0	4
THIS PURCHASE ORDER NO. MUST APPEAR ON ALL INVOICES, PACKING LISTS, CARTONS AND CORRESPONDENCE RELATED TO THIS ORDER.

SHIP TO:
18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037 United States

VENDOR:	SOLECTRON
	637 GIBARTAR DRIVE, BLDG 5 MILPITAS, CA 95035 United States	BILL TO: 18220 BUTTERFIELD BLVD MORGAN HILL, CA 95037
United States

This Purchase Order is subject to Alien Technology Corporation Purchase Order Terms and Conditions (Document Control Number 1000049 Rev D) which are incorporated herein by this reference.

CUSTOMER ACCOUNT NO.	VENDOR NO.	DATE OF ORDER/BUYER	REVISED DATE / BUYER
	2711	10-FEB-06 M GALLAGHER

PAYMENT TERMS		SHIP VIA	F.O.B.
NET 30		OTHER SEE BELOW

FREIGHT TERMS		REQUESTOR / DELIVER TO	CONFIRM TO / TELEPHONE
SEE NOTES		SOULE, PETER	DAVID BARRE (408) 391-6093

ITEM	PART NUMBER / DESCRIPTION	DELIVERY DATE	QUANTITY	UNIT	UNIT PRICE	EXTENSION	TAX
	• SHIP TO:	31-OCT-06	[***]	EACH			N
Address at top of page

	Total	[***]

/s/ Illegible
AUTHORIZED SIGNATURE
6805Q EVERGREEN DATA SYSTEMS INC CA205445

***	Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.